Exhibit 99.1 NUSTAR ANALYST DAY New Orleans and St. James, LA September 21, 2011

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of
1933 and the Securities Exchange Act of 1934.  The words “believe,” “expect,”
“should,” “targeting,” “estimates,” and other similar expressions identify forward-looking statements.  It is important to note that actual results could differ materially from those projected in such forward-looking statements.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on
Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and
Exchange Commission and available on NuStar’s website at
www.nustarenergy.com.

Forward Looking Statements

Agenda
NuStar Overview (15 minutes) Curt Anastasio 4
Storage Segment Overview (20 minutes) Danny Oliver 11
Transportation Segment Overview (20 minutes) Danny Oliver 20
Asphalt  & Fuels Marketing  Overview Paul Brattlof 31
(15 Minutes)
St. James Terminal Overview (15 minutes) Kyle Oppliger 38
Closing Remarks  and Q&A Curt Anastasio 52

Topic Presenter* Page #
*  Bios of management team can be found in the appendix starting on page 53

NuStar Overview NuStar Overview Curt Anastasio Curt Anastasio CEO & President CEO & President 4

Spent $136 million on internal growth projects
Majority of this spending relates to projects that will begin generating EBITDA in the last half of 2011
Completed six projects with a total spend of  $28 million and a projected EBITDA multiple of 4x to 6x
Spent another $100 million on acquisitions that should yield annual EBITDA of around $20 million
Earned $253 million in EBITDA
Record June year to date EBITDA
Increased NS and NSH distributions in 2nd quarter
NS distributions increased to $1.095 per unit, 2% higher than 1Q 2011 and 3% higher than 2Q 2010
NSH distributions increased to $0.495 per unit, 3% higher than 1Q 2011 and 8% higher than 2Q 2010
45
June 2011 Year to Date
NuStar Energy Highlights
Continued to maintain an outstanding safety and environmental record superior to our industry peers
Obtained VPP Star Site status at four locations with the goal being the entire company

EBITDA ($ in Millions)

Continued weak economic conditions causing results in our asphalt operations to be lower than expected in the last half of the year
Lower pipeline throughputs expected to cause our transportation segment results to be lower than 2010
2011 EBITDA expected to be comparable to 2010
2002 2003 2004 2005 2006 2007 2008 2009 2010
$77
$112
$133
$219
$322
$353
$492
$461
$483

$2.40 *
$2.75
$2.95
$3.20
$3.37
$3.60
$3.84
$4.09
$4.245
$4.28
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

$1.28 *
$1.38
$1.58
$1.73
$1.87
2006 2007 2008 2009 2010

While distribution growth at NS and NSH has slowed in the
past couple of years…internal growth projects expected to
lead to higher distribution growth levels
over the next several years
NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
~6.6% CAGR
~9.9% CAGR
* Annualized Distribution

$20
$13
$55
$107
$159
$205
$14
$20
$30
$23
$27
$45
$43
$100
2009 Actual 2010 Actual 2011 Forecast
Acquisitions
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
2011 Total Spending on Internal Growth Projects
& Acquisitions currently projected to be around $435 million
(
Dollars in Millions)
$164
$262
$435

Safety and Environmental performance in 2011
continues to exceed Industry Benchmarks
NuStar Injury Incident Frequency Rates
*Through August 2011
9
*
NuStar 2011 Safety and Environmental Awards
Industry Benchmarks
Independent
Liquid Terminals
Association
Safety Excellence
Award
Perfect Record
Award - National
Safety Council
Million Hours
Award - National
Safety Council
Safety Leadership
Award - National
Safety Council
Occupational
Excellence Award-
National Safety
Council
2006 2007 2008 2009
Refineries 1.4 1.6 1.1 1.0
Pipelines 2.2 2.0 1.6 1.9
Terminals 5.6 5.8 6.4 4.6
2006 2007 2008 2009
Refineries 0.5 0.3 0.2 0.3
Pipelines 0.6 0.5 0.5 0.5
Terminals 1.1 1.7 1.8 1.2
TRIR
LTIR
TRIR – Total Recordable Incidents Rate    LTIR – Lost Time Incidents Rate
1.49
1.36
0.76
0.31
0.69
0.27
0.14
0.19
0.15
0.00
0.15
0.00
2006 2007 2008 2009 2010 2011
TRIR LTIR

Continued development of our strategically located storage terminals
Primarily Texas City, St. James, St. Eustatius and New York Harbor
Eagle Ford and Other Shale plays
Expansion of bunker marketing, fuel oil marketing and crude oil trading in certain areas
Feedstock cost and logistics optimization at our Asphalt and Fuels refineries
Acquisition opportunities in strategic domestic and international locations

Key Growth Areas and Focus

Storage Segment Overview Storage Segment Overview Danny Oliver Danny Oliver Senior VP – Senior VP – Business & Corporate Business & Corporate Development Development 11

2011 Storage Segment results should be improved over 2010….
Internal Growth projects continue to drive increases in EBITDA
Storage Segment EBITDA
(in Millions)
2011 Summary
Full year of EBITDA should be realized from May 2010 Mobile, AL terminal acquisition and St. Eustatius terminal project completed in the 4th quarter of 2010
Benefits from St. James Phase I storage project began July 1 and will continue to be phased in during the 3rd quarter as a portion of the planned tanks are completed
2011 segment EBITDA expected to be $20 to $30 million higher than 2010

2006 2007 2008 2009 2010
$162
$177
$208
$242
$256

< 1 Year 1 to 3 Years 3 to 5 Years > 5 Years
28%
39%
21%
12%
Demand for storage continues to be strong at
NuStar terminal locations
Storage Contract Renewals (% of Revenues)
Approximately 95% of our tankage is currently leased
NuStar continues to enter into storage agreements with large credit worthy customers
Current customers and potential new customers continue to approach us about constructing new tankage at several of our terminal locations
Looking at terminal acquisition opportunities in domestic and international markets that are of interest to our customer base

2012 Storage Segment Internal Growth spending
should be higher than 2011 levels
(Dollars in Millions)
Identified
Storage Projects >$10 Million:

$340
$0
$50
$100
$150
$200
$250
$300
$350
2008 2009 2010 2011
Forecast
2012
Forecast
$128
$107
$159
$205
$120
$220
Projects being evaluated
Identified Projects
St. James Storage Tank Expansion-Phase 1 $89 $4 $130
St. James Storage Tank Expansion-Phase 2
$0 $35 $123
St. Eustatius Tank Expansion
$23
$29 $53
Linden NuTop Tank Expansion
$7
$31 $61
St. James Unit Train Project
$27
$8 $30
EBITDA multiples on these projects should range from 4x to 8x
2011 2012
CAPEX CAPEX Total

Phase I
Completed in 3
rd
quarter 2011
3.2 million barrels of crude oil storage for trading companies
Total cost around $130 million
Phase II
Should be similar in size and cost to Phase I
Most of tankage should be crude storage
Expect tanks to be in-service late 2012 or early 2013
Phase I of St. James, Louisiana terminal expansion
recently completed..Phase II in early planning stages

Constructing one million barrels of new storage for distillate service
Customer is a large national oil company
Projected CAPEX around $50 million
Expected in-service 4th quarter 2012
Currently evaluating a major expansion project at the St. Eustatius terminal
In the process of constructing new tanks for
distillate service at our St. Eustatius terminal

Continued demand for bulk storage in New York Harbor justifies the conversion of the terminal from a rack marketing terminal to a bulk storage facility
Plan to construct ~850,000 barrels of new storage
Should increase terminal capacity to 1.2 million barrels
Projected CAPEX around $60 million
Expected in-service 3rd  quarter 2013
Linden NuStar terminal expansion project
expected to begin in the next few months

Entered into an agreement with two subsidiaries of EOG Resources, Inc.
EOG is a large independent oil and natural gas company
Proved reserves in the United States, Canada, the UK and China
Project description:
New rail and unit train offloading facilities jointly developed by NuStar and two EOG Resources, Inc. subsidiaries
Facility will be equipped to handle at least one 70,000-barrel train per day
Two new storage tanks with a combined capacity of 360,000 barrels
Costs and completion dates:
Project expected to be completed and in service early 3rd quarter 2012
NuStar’s share of the costs should be approximately $30 million
Have begun the construction of a unit train
offloading facility at our St. James terminal

Chickasaw, AL terminal pipeline connection
Connection to 3 party crude oil pipeline
South Texas Valley System Ethanol
Convert Edinburg and Harlingen Terminals to ethanol blending
Stockton, CA diesel rail loading
Gives customers the ability to load CARB diesel on rail cars
Linden Fuel Oil Conversion (Joint Venture Terminal)
Convert one 320,000 barrel tank currently in fuel oil service to clean light products service
Total spending for these projects should be around $20 million
Several projects with capital spending of less than $10
million per project…were completed in 2011 or should
be completed by end of 2011

rd

Transportation Segment Overview Transportation Segment Overview Danny Oliver Danny Oliver Senior VP – Senior VP – Business & Corporate Business & Corporate Development Development 20

2011 EBITDA expected to be down due primarily to
lower throughputs
Transportation Segment EBITDA
(in Millions)
2011 Summary
Eagle Ford shale crude project with Koch Pipeline Company completed in
June 2011.  Throughput and deficiency agreement for 30,000 BPD
Throughputs projected to be down 7% to 8%.  Heavy customer refinery turnaround schedule and increased export demand for distillates could negatively impact throughputs on NuStar’s Corpus to Houston refined products pipeline
Full year 2011 segment EBITDA expected to be $5 to $15 million lower than
2010

2006 2007 2008 2009 2010
$170
$176
$186
$190
$199

Shale oil Is expected to provide growth
opportunities in the Transportation Segment
Shale Oil Growth/Technology
Key shale oil developments are located in NuStar’s Mid-Continent and Gulf Coast regions, including the Eagle Ford, Bakken, Granite Wash, Barnett, Mississippian and
Niobrara
NuStar’s assets are well positioned to capitalize on the expanding unconventional oil
& gas developments
A key strategic objective is to grow earnings from fee-based logistics services
Redeploying existing and/or build new pipelines
and terminals in the shale oil regions
Diversifying customer base and expanding
logistics services for crude oil, condensate
and NGLs through asset modifications,
expansions and strategic acquisitions

$125
$100
$75
$50
$25
$0
$11
$20
$13
$55
$100
2008
2009
2010
2011 Forecast
2012 Forecast

(Dollars in Millions)

Expect to spend a record amount
of Internal Growth capital in
Transportation Segment in both 2011 and 2012
Transportation Projects >$10 Million:
2011 2012
CAPEX CAPEX Total
Three Rivers Crude Supply for Valero
$15 $43
$58
Oakville Storage and 16” Crude Pipeline Reversal
$17 $30
$47
North Beach Crude Loading
$5 $8
$13
San Antonio Refinery Crude Pipeline
$16 $5
$21
San Antonio Product Supply Expansion
$2 $11
$13
EBITDA multiples on these projects should range from 4x to 8x

NuStar plans to modify existing pipeline assets
and construct new pipeline assets
for Valero in Eagle Ford Shale
Plans call for reversal of an existing 8-inch refined products pipeline
Line moved products from Corpus Christi to Three Rivers
Plan to place in crude oil service after reversal
Projected CAPEX less than $5 million
Placed in service September 15, 2011
NuStar also plans to build 55 miles of new 12-inch pipeline that will connect to existing NuStar pipeline segments
Expect to move crude and condensate from Corpus Christi to Valero’s Three Rivers refinery
Projected CAPEX close to $60 million
Should be in service by the 2nd quarter of 2012

Guadalupe
Uvalde
Medina
Bexar
Gonzales
Colorado
Lavaca
Wharton
Wilson
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
Goliad
Calhoun
Dimmit
Bee
Refugio
La Salle
McMullen
Live Oak
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
0 10 20 40 Miles
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window

New NuStar Pipeline
Existing NuStar Pipeline
NuStar plans to modify existing pipeline assets
and construct new pipeline assets
for Valero in Eagle Ford Shale
Valero
West Plant
CORPUS CHRISTI
THREE RIVERS
REFINERY
8” line
12” line

Plan to develop a new pipeline system in the
Eagle Ford Shale as a result of Letters of Intent
entered into in the 2nd Quarter of 2011
In the 2nd quarter of 2011, announced the signing of LOIs with TexStar
Midstream Services and Velocity Midstream Partners to develop a new pipeline system
TexStar and Velocity both plan to construct pipelines that transport crude and condensate to Three Rivers, TX
Pipelines should be interconnected with a new storage facility to be constructed at
Three Rivers, TX by NuStar
Plan to connect the storage facility to NuStar’s existing 16-inch pipeline that can transport 200,000 BPD to NuStar’s Corpus Christi North Beach storage terminal
Both projects expected to be in-service 2Q 2012

Uvalde
Medina
Bexar
Guadalupe
Wilson
Gonzales
Colorado
Lavaca
Wharton
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
3rd party pipeline
3rd party pipeline
Goliad
Dimmit
Calhoun
Bee
Refugio
La Salle
McMullen
Live Oak
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0
10
20
40 Miles

Plan to develop a new pipeline system in the
Eagle Ford Shale as a result of Letters of Intent
entered into in the 2nd Quarter of 2011
NORTH BEACH
OAKVILLE
16” line

Potential New 3
rd
Party
Pipeline
Existing NuStar Pipeline
Potential New Storage Facility

NuStar

Guadalupe
Uvalde
Medina
Bexar
Wilson
Gonzales
Colorado
Lavaca
Wharton
DeWitt
Jackson
Zavala
Frio
Atascosa
Karnes
[redacted]
ictoria
Goliad
Calhoun
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
Legend
EFS Oil Window
EFS Wet Gas Window
EFS Dry Gas Window
0 10 20 40 Miles

Pursuing additional projects in the Eagle Ford Shale to
better utilize Houston 12” line and idle 8” line out
of Pettus
NORTH BEACH
OAKVILLE
16” line
PETTUS
Underutilized Existing NuStar Pipeline
8” line
12” line
Potential New NuStar
Pipeline
Existing NuStar Pipeline
Potential New Storage Facility

Plan to construct a new 3 bay truck rack for crude offloading at our Elmendorf storage facility and a new 12 mile 8” crude oil pipeline from the facility to the San Antonio Refinery
Project should reduce transportation costs and unplanned
refinery outages by improving crude supply logistics and crude quality for San Antonio Refinery
Total CAPEX should be around $20 million
Expected in-service 1st  quarter 2012
Constructing a new 8” pipeline to supply crude
to San Antonio refinery

One of our customers has approached us about increasing the
amount of refined products that supply the San Antonio market
Total CAPEX currently estimated at about $13 million
Pipeline capacity on the line could be increased by the start of the 4th quarter 2012
In the early planning stages of expanding the
capacity of our refined products pipeline that
supplies the San Antonio market

Asphalt & Fuels Marketing Overview Asphalt & Fuels Marketing Overview Paul Brattlof Paul Brattlof Senior VP – Senior VP – Supply & Trading Supply & Trading 31

Earnings from San Antonio refinery acquisition and
improved earnings in Fuels Marketing are
offset by lower Asphalt results
Asphalt & Fuels Marketing
2011 Summary
Weak asphalt demand and high feedstock costs should cause EBITDA in our asphalt operations to be lower than 2010
April 2011 San Antonio refinery acquisition contributing slightly less than expected due to higher crude costs
Strong fuels marketing results in 2011 due to the expansion of crude trading and bunker fuels marketing in late 2010
Full year 2011 segment EBITDA expected to be lower compared to 2010
2006 2007 2008 2009 2010
$80
$111
$127

Asphalt
Fuels Marketing
$27
$22
$37
$10
$37
$90
$70
$74
Segment EBITDA ($ in millions)

San Antonio Refinery acquisition expected
to be a solid contributor to our
Asphalt & Fuels Marketing segment
Approximately 70% of refinery production is hedged (spread
between WTI and refined products) over the next three to four years
New 8” crude pipeline from Elmendorf should reduce transportation costs and unplanned refinery outages
by improving crude supply logistics
Expect refinery to generate around $15 million of EBITDA in 2011
Slightly lower than expected due to increased crude costs
14,500 BPD refinery acquired for $41
million plus working capital
YTD Run rates  ~11,500 BPD
Processes crude and condensate from
nearby Eagle Ford shale and
other South Texas formations
Produces and sells jet fuel, ULSD,
naphtha, reformate and LPG’s

2011 Summary
Currently market out of four NuStar locations:
St Eustatius
Pt Tupper
Texas City
Los Angeles
NuStar Bunker sales volumes are up 98% since 2009
since adding new marketing operations at Texas
City and Los Angeles.
Dependable and competitively priced supply is key to making a successful Bunker
Marketing operation. Term purchases make up 55% of total supply of bunker fuel
2012 Outlook
Looking to expand in more markets where we can gather our own supply and effectively penetrate the market
Bunker Marketing – 2011 Looks to be
best year ever
St.
Eustatius
Texas
City
Pt
Tupper
Los
Angeles

Asphalt Operations initiatives to lower
supply costs and improve margins
2011 Summary
Asphalt Demand is down 1.5% thru June on an annualized basis
However, East Coast asphalt prices have averaged $50 per ton premium over the Mid-Continent and Gulf Coast rack prices
Midwest refiners with lower feedstock costs have incentive to supply East
Coast markets
Asphalt results expected to be lower than 2010
2012 Initiatives
Entered into 10,000 barrel per day Peregrino Crude Oil Purchase agreement with Statoil.  Contract commences December 2011.
Pursuing  Heavy Canadian rail supplied crude for Paulsboro and Savannah refineries
Pursuing asphalt off-take agreements with regional suppliers to create  more flexibility within system to take advantage arb’s

Heavy Oil Trading – Texas City rail blending
hub has become dependable outlet for Midwest refiners
Texas City has become a dependable rail
outlet for heavy oils from Midwest refiners
- volumes expected to be up 50% vs. 2010
Midwest refinery utilization is currently
above 93%, providing ample supply of VTB’s
Texas City is a true Black Oil blending hub
gathering heavy oils, asphalts, slurry oil and
other blend stocks to blend into either
bunker fuel, asphalt or fuel oil
Most of the Heavy Oil bought is blended into
Bunker Fuel and sold internally to our Bunker
Marketing Group at Texas City; the remainder
is sold into the Houston area spot market

Source:  Energy Information Administration
PADD II Refinery Utilization Rates
Year  average
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
2011 Summary
2012 Outlook
Looking to expand the Texas City concept to our Mobile, AL and Wilmington, CA terminals

Crude Trading – continue growing domestic rail
gathering systems at St. James, LA and Texas City, TX
2011 Summary
Brent crude is trading at historically high
premiums  over WTI
Gulf Coast Light Louisiana Sweet (LLS) is also
trading at historically high premiums to WTI
Increased production of  Bakken crude in
North Dakota  and Eagle Ford  in South
Texas can be railed to  our waterborne
terminals and marketed to gulf coast refiners
St. James is a Hub Terminal located in the
center of the Gulf Coast domestic crude
trading and blending market
Currently can gather up to 10,000 barrels per
day on manifest rail
Texas City is our newest gathering point  for Eagle Ford crude
Currently can receive truck and rail up to 3,000 barrels per day
2012 Outlook
Looking for ways to expand volumes at St James into a unit train
Looking to expand truck capabilities at  Texas City by adding additional offloading lanes

-
3
8
13
18
23
28
33
1/1 2/1 3/1 4/1 5/1 6/1 7/1 8/1 9/1 10/1 11/1 12/1
2009 2010 2011
9/19 $28.06/bbl
LLS over WTI (Front Month)
2

St. James Terminal Overview St. James Terminal Overview Kyle Oppliger Kyle Oppliger Vice President &General Manager Vice President &General Manager – – Gulf Region Gulf Region 38

St James Terminal Description
Tanks 28 tanks
Capacity: 8,000,000 barrels
Size Range           36,000 to 680,000 barrels
Employees           22 employees
Products               Crude Oils
Land                       ~ 900 Acres
Modes Served      Vessel, Barge, Pipeline, Rail, Truck
•
3 Ship/Barge Docks (2 have vessel capacity)
•
20 Railcar unload facility (Bakken)
•
70,000 bpd Unit train facility ( under construction)
•
2 Truck unload spots
•
Pipelines
•
40” to Capline
•
30” to Exxon, Shell and LOOP
•
20” to Exxon
•
48” to Locap

NuStar
RAIL
BAKKEN
TRUCKS
DOCK 5
DOCK 2
DOCK 1
NuSTAR
24" EXXON
16" EXXON
20" SHIP SHOAL
20" HOUMA
48" LOOP
30" NuSTAR PIPELINE
40" NuSTAR PIPELINE
CAPLINE
40" CAPLINE
TO PATAKO, ILL
PADD II REFINERS
LOCAP

40 St James Schematic Overview St James Terminal

NuStar’s Vision and Strategy
Demonstrate excellence in safety and environmental performance, operations, customer service and community involvement
Develop St. James Terminal into an integrated hub location to capitalize on opportunities for light sweet crude blending and heavy crude blending
St James Terminal provides unique market advantages due to
access to key logistics and markets
Grow hub terminal with fee-based business while providing access to key niche markets for margin-based opportunities
Fee business provides base revenue to support critical
infrastructure improvements with a reasonable return on the
partnership’s investments
Hub customers provide NuStar MS&T with ready access to
trading partners
Vision and Strategy for St James Terminal

Commitment and Focus on
Safety
Achieved 20 years without lost time
incident
Approaching 16 years without OSHA
recordable
Process Safety Management (PSM) –
foundation of safety and operating
programs
Recognized as OSHA Star Site
Voluntary Protection Program (VPP)
Safety and Environmental Performance

Environmental Performance
Reportable spills – Zero in 2010,
1 in 2011
Zero Notice of Violations
Compliance calendar and audits
Implemented DOT compliance
programs for pipelines
Implemented Pipeline Integrity
Program
Equipment upgrades and
preventive maintenance
programs
Safety and Environmental Performance

Marine Facilities
Two ship docks
Dock 5 w/ 2 – 16” loading arms
Dock 2 w/3 – 16” loading arms
ship or barge for crude and fuel
oil
One barge dock capable of
crude and fuel oil and vapor
destruction for crude oil
loading
Truck Receipts
Two metered truck receipt
skids
Rail Facilities
Unload facilities with capacity
of 20 rail cars per day
St James Key Logistics

45 Valero Trafigura NuStar Marketing, Supply and Trading Statoil EOG Resources Current Customers

2006 (Dec) – Acquired St James Terminal from Koch
14 tanks with 3.3 million barrels of storage capacity
Existing 3
rd
Party blending programs
Valero Marketing and Supply Co.’s  refinery crude supply
Koch crude oil and fuel oil blending
2007 – 3
rd
Party Expansion (1.5 million barrels)
Constructed four new tanks for Trafigura crude oil blending
Designed internal pipeline infrastructure to accommodate future expansion
Upgraded Dock #1 with marine vapor destruction unit
2008/2009 – Ship Shoal Pipeline Connection Upgrade
Constructed new metering facilities and upgraded pipeline connection increasing fee-
based pipeline revenues and providing greater access to desired crudes
2010 – Bakken Crude for NuStar MS&T (110,000 barrels)
Acquired idled LaJet Refinery property and storage tanks
Refurbished two tanks to provide crude oil storage
Reactivated idle rail spur and provided 20 rail spots for Bakken crude oil receipts
Implementing the Strategy
Completed Projects

2010 – 3rd Party Expansion – Phase 1 (3.2 million barrels)
Constructed 7 tanks for Trafigura and Statoil for crude oil storage
Infrastructure upgrades include improving pipeline connectivity and reactivating an idled marine ship dock
Storage tanks went into service in July / August 2011
Storage capacity of the terminal has grown from 3.3 million barrels in
December 2006 to ~ 8.0 million barrels after the Phase 1 expansion project
Implementing the Strategy
Current Projects

2011 – 3rd Party Expansion – Phase 2
Project currently in development to provide additional storage opportunities to refining and trading companies
Expect new tanks to store crude oil and fuel oil
Additional Storage Expansion
Customer interest remains high and facility has property for additional storage expansion
New Rail and Unit Train Offloading Project for EOG
Facility should be able to handle at least one 70,000 barrel train per day
Implementing the Strategy
Future Opportunity

LEGEND Current Construction Future Heated Storage Future Non Heated Storage Implementing the Strategy 49 NUSTAR

$30
$25
$20
$15
$10
$5
$0
$15.8
$15.8
$20.9
$20.2
$29
2007
2008
2009
2010
2011
Forecasted

50 Implementation of Strategy NuStar St. James Terminal EBITDA ($millions) 2012 EBITDA could be double 2011 results

Terminal acquired from Koch in Dec 2006
Employees naturally embraced NuStar’s culture and have
demonstrated excellence in safety, environmental, community
service and customer satisfaction
Implementation of hub strategy has more than doubled the total storage capacity of the facility and current project plans schedule through 2012 could quadruple the storage capacity
Integrating NuStar MS&T into the hub terminal landscape has
created niche rail pipeline opportunities to capture emerging
Bakken crude play
Future remains bright at St James with high customer interest and opportunities to continue storage expansion, and expand our unit train rail capabilities.
A Bright Future for St. James

Closing Remarks Closing Remarks and Q&A and Q&A Curt Anastasio Curt Anastasio CEO & President CEO & President 52

Management Management Team Bios Team Bios 53

Management Bios
Management Bios
Curt Anastasio, CEO & President
President and CEO of NuStar Energy L. P. (NYSE: NS) and NuStar GP Holdings,
LLC (NYSE: NSH)
Anastasio has been President of NuStar Energy L.P. and its predecessors since
December 1999, and he assumed the position of CEO of NuStar GP Holdings, LLC in 2006.
Prior to becoming President of NuStar GP, LLC in 1999, Anastasio held various positions in supply, trading, transportation, marketing, development and legal.
He has 22 years of industry experience.
Curt serves on the Board of the National Association of Publicly Traded
Partnerships and as a Director of the San Antonio Branch of the Federal Reserve
of Dallas.
In addition to participating in various volunteer activities, Curt serves on the
Board of Trustees of the United Way of San Antonio and Bexar County, and is
the communitywide United Way Campaign Chairman for 2011.  He also serves as a board member of the San Antonio Medical Foundation , Southwest Research
Institute,  Texas Biomedical Research Institute,  Alamo Area Council of the Boy
Scouts of America, and the Economic Development Foundation – all in San
Antonio. In addition, Anastasio belongs to various professional organizations and has lectured and written on legal and business topics.
Curt received a Juris Doctorate degree from Harvard Law School in 1981 and a
Bachelor of Arts degree, Magna cum Laude, from Cornell University in 1978.
After graduation, he practiced law in New York City.

Management Bios
Management Bios
Steve Blank, Senior VP - CFO & Treasurer
Chief Financial Officer, Senior Vice President and Treasurer of NuStar
Energy L.P.  In this position, he is responsible for corporate finance, external reporting, accounting, budgeting and forecasting, investor relations, risk management, tax, treasury and credit.
Before that, Steve held a variety of positions with Ultramar Diamond
Shamrock and Valero Energy in New York, London and San Antonio,
including Director, Planning and Development (1980-83); Assistant
Treasurer – Corporate Finance (1983-90); Vice President of Investor
Relations (1991-95); Vice President – Information Technology (1996); and
Vice President – Finance and Treasurer (1996-01).
Before joining Ultramar Diamond Shamrock in 1980, Steve worked for two years with National Westminster Bank in New York.
Steve received a BA in History from the State of University of New York in
1976.  He went on to obtain a Master’s in International Affairs, with a specialization in Business, from Columbia University in 1978.

Management Bios
Management Bios
Rick Bluntzer, Senior VP - Operations
Rick Bluntzer, Senior Vice President of Operations oversees NuStar Energy
L.P.’s extensive pipeline, terminal, international and asphalt  & fuels refining operations. Additionally he oversees NuStar’s engineering, information systems (operations) and procurement organizations.
Rick began his career with Valero Refining Company in 1976, serving in various operating and management positions until 1997, when he became a part of Valero’s refinery acquisition team.
Rick joined the Valero L.P. organization after the Valero/UDS merger and held various senior operating and management positions, contributing to the success and transition of today’s NuStar organization.

Management Bios
Management Bios
Brad Barron, Senior VP - General Counsel

Brad Barron serves as Senior Vice President and General Counsel of NuStar
Energy L.P. and NuStar GP Holdings, LLC, both of which are headquartered in San Antonio, TX.  As such, he provides legal counsel on all major transactions, assures compliance with securities laws, provides legal counsel to the boards of directors and principal officers, manages real estate and right-of-way issues, and oversees health, safety and environmental compliance.
Prior to joining the company, Mr. Barron was with Valero Energy
Corporation.  Mr. Barron began his legal career with Vinson & Elkins LLP and continued in private practice until he joined Valero in 2001.
A committed volunteer, Mr. Barron is also active in the San Antonio community.  He serves on the boards of directors of the  Witte Museum,
Alamo Bowl and Family Service Association, and he previously volunteered as a board member of the Boys and Girls Club of San Antonio. He also serves on the Texas Tech Foundation Board.
Mr. Barron holds a B.B.A. from Texas Tech University and a J.D. from the
University of Texas School of Law.  In addition, Mr. Barron holds a M.L.A.
from St. John’s College.

Management Bios
Management Bios
Paul Brattlof, Senior VP - Supply and Trading

Paul Brattlof leads NuStar Energy L.P.’s Marketing, Supply and
Trading organization, which includes products trading, crude supply &
trading, heavy fuels trading  bunker marketing and asphalt marketing.
Under Mr. Brattlof’s leadership, this organization capitalizes on opportunities to optimize the use and profitability of the company’s worldwide portfolio of assets, manages risk as NuStar diversifies its business, and enhances the company’s competitive position when pursuing acquisitions.
Mr. Brattlof has more than two decades of experience in cash markets, futures markets and derivatives trading.  Previously, he served as Vice President of Trading for Valero Energy Corporation,
where he worked for 10 years.  Prior to that, he spent 11 years with
Kerr-McGee Refining and two years with Mieco, a Long Beach-based trading company.  A graduate of Rice University, Mr. Brattlof holds a
Bachelor of Arts degree in Managerial Studies.

Management Bios
Management Bios
Mike Hoeltzel, Senior VP – Strategic Planning & Economics
Senior Vice President for NuStar Energy L.P., responsible for developing strategic plans, refinery planning,  market analysis, and project evaluations
Joined NuStar in February 2007 with 30 years refinery experience.
Valero Energy's Corporate Development Department from 2000 to
2007. Primary responsibility was valuation of refinery acquisitions during this period of growth from 6 to 19 refineries. Also supported growth of
Valero L.P. during 2002-2006 when M&A opportunities for both companies were developed in a common department.
Worked in CITGO's Corpus Christi refinery from 1991-2000 in various
Project Management, Planning & Economics, and Strategic Planning
positions.
Worked in Kerr-McKee's Corpus Christi refinery from 1977-1991 in
Project Management and Planning & Economics positions.
Worked for Exxon in Oil Production from 1971-1973 and Dupont from
1973-1977, project engineering assignments with both companies.
Graduated from Oklahoma State University in 1971 with BS and MS degrees in Mechanical Engineering. Also received MBA from Corpus
Christi State University (now Texas A&M Corpus Christi) in 1983

Management Bios
Management Bios
Danny Oliver, Senior VP - Marketing and Business Development

Danny Oliver, Senior Vice President of Marketing & Business Development
for NuStar Energy L.P., oversees the company’s commercial activities for its pipelines and terminals business. Previously, he served as Vice President of
Product Supply & Trading for NuStar where he was instrumental in building the company’s successful trading operations from the ground up.  He brings nearly 20 years of industry experience – the majority of which was spent trading energy commodities.
Prior to joining NuStar in 2007, Mr. Oliver spent 10 years at Valero Energy holding management positions in Product Supply & Trading where he helped to build a world-class refined product trading organization and played a key role in the company’s aggressive acquisition of refinery and logistics assets.
He previously worked at Enron Corp. in the International Trading division where he was responsible for the company’s worldwide MTBE and Methanol trading activities, and also held several positions at Kerr-McGee Refining &
Marketing in products scheduling and accounting, with an emphasis in reporting and analyzing trading activities.
Mr. Oliver graduated from Texas State University with a B.B.A. in Accounting.
Committed to the community in which he works and lives, Mr. Oliver currently serves on the boards of directors of San Antonio Sports and the
Harmony Ridge Association.  He is also actively involved with his church and the United Way of Bexar County.

Management Bios
Management Bios
Kyle Oppliger, VP GM - Operations

Kyle Oppliger serves as the Vice President and General Manager of the
NuStar Gulf Coast region.  As such, he manages all aspects of the region’s operations, maintenance, capital projects, safety and environmental compliance, quality assurance and security initiatives for NuStar terminal assets in Texas, Louisiana, Alabama, Georgia and Florida.  He brings over 15 years of experience in refining and terminal operations.
Prior to joining NuStar in 2006, Mr. Oppliger spent 10 years at Valero Energy holding leadership roles in operations, planning and economics and laboratory departments.  He has played a key role in the aggressive integration and
development of acquired assets in NuStar’s Gulf Coast region.   He previously
worked for Phibro and Basis refining companies, and prior to working in the refining industry, Mr. Oppliger worked as a chemist in research and development.
As a committed volunteer, Mr. Oppliger has been active in communities in which NuStar does business, including United Way organizations throughout the Gulf region.  Additionally he has been active in youth mentoring programs,
Big Brothers & Big Sisters and Boy Scouts of America.
Mr. Oppliger received his undergraduate degree in Chemistry from Sam
Houston State University and his Master’s degree in Business from University of Houston.

62 Appendix Appendix

Reconciliation of Non-GAAP Financial
Information: EBITDA
(Unaudited, Dollars in Thousands)
The following is a reconciliation of net income to EBITDA:
2002 2003 2004 2005 2006 2007 2008 2009 2010
Net income 55,143 $   69,593 $   78,418 $   107,675 $ 149,906 $ 150,298 $ 254,018 $ 224,875 $ 238,970 $
Plus interest expense, net 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384 78,280
Plus income tax expense 395 - - 4,713 5,861 11,448 11,006 10,531 11,741
Plus depreciation and amortization expense 16,440 26,267 33,149 64,895 100,266 114,293 135,709 145,743 153,802
EBITDA 76,858 111,720 132,517 218,671 322,299 352,555 491,551 460,533 482,793
Note:  2005 and 2006 EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Reconciliation of Non-GAAP Financial
Information: Storage Segment
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009 2010
Operating income 108,486 $          114,635 $                    141,079 $          171,245 $            178,947 $
Plus depreciation and amortization expense 53,121 62,317 66,706 70,888 77,071
EBITDA 161,607 $          176,952 $                    207,785 $          242,133 $            256,018 $
Projected incremental operating income range $ 11,000  - 20,000
Plus projected incremental depreciation and
amortization expense range 9,000  - 10,000
Projected incremental EBITDA range $ 20,000  - 30,000
The following is a reconciliation of operating income to EBITDA for our St. James, LA terminal:
2007 2008 2009 2010
Operating income 10,785 $            10,226 $                       14,079 $            14,045 $
Plus depreciation and amortization expense 5,011 5,564 6,866 6,175
EBITDA 15,796 $            15,790 $                       20,945 $            20,220 $
The following is a reconciliation of projected annual operating income to projected annual EBITDA for our St. James, LA terminal:
Projected operating income 21,512 $
Plus projected depreciation and
amortization expense 7,296
Projected EBITDA 28,808 $
Year Ended
December 31, 2011
Year Ended December 31,
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA:
Year Ended December 31,
Year Ended
December 31, 2011
(Unaudited, Dollars in Thousands)
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Reconciliation of Non-GAAP Financial
Information: Transportation Segment
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009 2010
Operating income 122,714 $          126,508 $            135,086 $          139,869 $            148,571 $
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528 50,617
EBITDA 169,859 $          176,454 $            185,835 $          190,397 $            199,188 $
The following is a reconciliation of projected decrease in operating income to projected decrease in EBITDA:
Projected decrease in operating income ($ 5,000 - 15,500)
Plus projected incremental depreciation and
amortization expense range 0 - 500
Projected decrease in EBITDA range ($ 5,000 - 15,000)
Year Ended
December 31,
2011
Year Ended December 31,
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.
(Unaudited, Dollars in Thousands)

Reconciliation of Non-GAAP Financial
Information: Asphalt and Fuels Marketing
Segment
(Unaudited, Dollars in Thousands)
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Operating income 53,977 $                  36,884 $                  90,861 $
Plus depreciation and amortization expense 20,164 93 20,257
EBITDA
74,141 $                  36,977 $                  111,118 $
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Operating income 50,710 $                  9,919 $                    60,629 $
Plus depreciation and amortization expense 19,463 - 19,463
EBITDA
70,173 $                  9,919 $                    80,092 $
Year Ended
December 31, 2007
Year Ended
December 31, 2006
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Operating income 76,267 $                  36,239 $                  112,506 $                    21,111 $                       26,815 $
Plus depreciation and amortization expense 14,182 552 14,734 423 -
EBITDA
90,449 $                  36,791 $                  127,240 $                    21,534 $                       26,815 $
Year Ended December 31, 2009
Year Ended December 31, 2008
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.
The following tables reconcile operating income to EBITDA for asphalt operations and fuels marketing operations in our asphalt and fuels marketing segment:
Year Ended December 31, 2010

Reconciliation of Non-GAAP Financial
Information: Acquisitions
(Unaudited, Dollars in Thousands)
San Antonio
Refinery Turkey Total
Projected annual operating income
17,000 $                  1,000 $                    18,000 $
Plus projected annual depreciation
and amortization expense 2,500 1,800 4,300
Projected annual EBITDA 19,500 $                  2,800 $                    22,300 $
Year Ended
December 31,
2011
Projected operating income 13,000 $
Plus projected depreciation
and amortization expense
2,000
Projected EBITDA
15,000 $
The following is a reconciliation of projected annual operating income to projected annual EBITDA for our 2011 Acquisitions:
The following is a reconciliation of projected operating income to projected EBITDA for the San Antonio Refinery acquisition:
NuStar Energy L.P. utilizes a financial measure, EBITDA, that is not defined in United States generally accepted accounting principles. Management uses this financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets. EBITDA is not intended nor presented as an alternative to net income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.